SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 23, 2009
NEWALLIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-32007	52-2407114
(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer
incorporation or organization)		identification number)

195 Church Street
New Haven, Connecticut 06510
(203)787-1111
(address and telephone number)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.7.5.1	June 2009 Amendment to Amended and Restated Employment Agreement

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2009, Diane L. Wishnafski, Executive Vice President, Consumer & Business Banking Services of NewAlliance Bank (the "Bank"), announced her intention to retire effective January 4, 2010.  The Bank and Ms. Wishnafski entered into an amended Employment Agreement to reflect her retirement date and certain post-retirement matters as described below. In commenting on the retirement, Peyton R. Patterson, Chairman and CEO of the Bank and Chairman, President and CEO of its parent NewAlliance Bancshares, Inc. (the “Company”) said “Diane has been a tremendous asset to NewAlliance and its predecessor, New Haven Savings Bank during her 25 year tenure. She has been an instrumental part of the growth and success of our institution, and will be missed by her colleagues at the Bank. As an active community leader, Diane embraces the commitment to volunteerism and community service. We are glad that Diane has agreed to remain on our Foundation’s Board of Directors following her retirement.  Diane will leave behind a tremendous team, poised to achieve even more as NewAlliance takes advantage of its sound position and excellent credit quality.  We wish her and her family all the best when she retires.”

Under the terms of her amended Employment Agreement, Ms. Wishnafski will assume the duties of Executive Vice President, Business Development of the Bank reporting to Ms. Patterson, until her retirement on January 4, 2010. Following her retirement, Ms. Wishnafski will be subject to a two year non-competition agreement for which she will be paid a total of $865,200.00, which represents 2x her current salary plus target cash bonus.

The above summary of the modifications to the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the 2009 Amendment to the Amended and Restated Employment Agreement, a copy of which is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable
(d)	Exhibit.

Exhibit No.	Description
Exhibit 10.7.5.1	June 2009 Amendment to Amended and Restated Employment Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NEWALLIANCE BANCSHARES, INC.

By: /s/ Don T. Chaffee
Don T. Chaffee
Executive Vice President and Interim Chief Financial Officer

Date: June 23, 2009

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.7.5.1	June 2009 Amendment to Amended and Restated Employment Agreement.